UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    December 5, 2003 (December 4, 2003)

MINDSPEED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31650 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California   92660-3095
(Address of principal executive offices) (Zip code)

(949) 579-3000
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required FD Disclosure.

On December 4, 2003, the Registrant issued a press release announcing that the Registrant’s application to list its common stock on the Nasdaq National Market System had been approved. The press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.
99 Press release of Registrant dated December 4, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC. (Registrant)
By:	/s/ Simon Biddiscombe

Simon Biddiscombe Senior Vice President, Chief Financial Officer and Treasurer

Date: December 5, 2003 3 EXHIBIT INDEX

Exhibit Number	Description
99	Press release of Registrant dated December 4, 2003.